                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       __________________________________
                                    FORM T-1
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                       BANKAMERICA NATIONAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                                 Not Applicable
  (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                   95-3804037
                      (I.R.S. Employer Identification No.)

            One World Trade Center, New York, New York   10048-1191
             (Address of principal executive offices)   (Zip Code)

                                General Counsel
                            Bank of America NT & SA
                         335 Madison Avenue, 4th Floor
                               New York, NY 10017
                                 (212) 503-8297
           (Name, address and telephone number of agent for services)
                           --------------------------
                            Cincinnati Milacron Inc.
                    (Exact name obligor as specified in its
                                  its charter)

                Delaware                              31-1062125
     (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)               Identification No.)

          4701 Marburg Avenue                            45209
          Cincinnati, Ohio                             (Zip Code)
(Address of principal executive offices)

                    ---------------------------------------
                                Debt Securities
                                ---------------
                      (Title of the indenture securities)

                                    GENERAL

Item 1.  General Information.
         Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, 250 E Street,
         S.W., Washington, D.C. 20219; Federal Deposit
         Insurance Corporation, 550 17th Street, N.W.,
         Washington, D.C. 20429; Board of Governors of The
         Federal Reserve System, 20th and C Streets, N.W.,
         Washington, D.C.  20551

     (b) Whether it is authorized to exercise corporate trust powers.
         Yes

Item 2.  Affiliations with Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         The obligor is not an affiliate of the trustee. (See
         Note on Page 3)

Items
3-15.    Not Applicable.

Item 16. List of Exhibits

         List below are exhibits filed as a part of this statement of eligibility and qualification.

         Exhibit 1    A copy of the Articles of Association
                      of the Trustee; incorporated herein by
                      reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-34670.

         Exhibit 2 A copy of the Certificate of Authority to Commence Business of the Trustee, incorporated herein by reference to
                      Exhibit 2 filed with Form T-1 Statement,
                      Registration No. 2-97868.

         Exhibit 3    Included in Exhibit 1.

         Exhibit 4    A copy of the existing by-laws of the
                      Trustee; incorporated herein by
                      reference to Exhibit 4 filed with Form T-1
                      Statement, Registration No. 33-34670.

         Exhibit 5    Not Applicable.

         Exhibit 6    Consents of BankAmerica National
                      Trust Company formerly Security Pacific
                      National Trust Company (New York) required by Section 321 (b) of the Trust Indenture Act of 1939; incorporated herein by reference to Exhibit 6, filed with Form T-1 Statement, Registration No. 2-97868.

         Exhibit 7 A copy of the latest report of the Trustee published pursuant to the laws or the requirements of its supervising or examining authority.

         Exhibit 8    Not Applicable.

         Exhibit 9    Not Applicable.


                         ------------------------------

                                      NOTE

            Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answers to Item 2 the answer to said Item is based on incomplete information.

            Item 2 may be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, BankAmerica National Trust Company, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 7th day of June, 1995.



                                  BANKAMERICA NATIONAL TRUST COMPANY

                                  By   /s/ Geovanni Barris
                                     --------------------------------
                                       Assistant Vice President

BANKAMERICA NATIONAL TRUST COMPANY     Exhibit 7 to Form T-1
One World Trade Center, 18th Floor
New York City, NY  10048

FDIC Certificate Number 24430

Consolidated Report of Condition for
Insured Commercial Banks for March 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                          Dollar Amounts in Thousands
___________________________________________________________
Assets

 1.  Cash and balances due from depository
     institutions (from Schedule RC-A):
     a.  Noninterest-bearing balances and
         currency and coin [1].............................281,576
     b.  Interest-bearing balances [2].....................25,821
 2.  Securities:
     a. Held-to-maturity securities
        (from Schedule RC-B, column A).....................2,011
     b. Available-for-sale securities
        (from Schedule RC-B, column D).....................4,749
 3.  Federal funds sold and securities
     purchases under agreements to resell:
     a.   Federal funds sold...............................25,000
     b.   Securities purchased under
          agreements to resell.............................9,175
 4.  Loans and lease financing receivables:
     a.    Loans and leases, net of unearned
           income (from Schedule RC-C).....................139,779
     b.    LESS: Allowance for loan and
           lease losses....................................338
     c.    LESS: Allocated transfer risk
           reserve.........................................
     d.    Loans and leases, net of
           unearned income, allowance,
           and reserve (item 4.a minus
           4.b and 4.c)....................................139,441
 5.  Assets held in trading accounts (from
     Schedule RC-D)........................................950

 6.  Premises and fixed assets (including
     capitalized leases)...................................
 7.  Other real estate owned...............................
 8.  Investments in unconsolidated subsidiaries and
     associated companies..................................
 9.  Customer's liability to this bank on
     acceptances outstanding...............................
10.  Intangible assets (from Schedule RC-M)................9,063
11.  Other assets (from Schedule RC-F).....................43,002
12.  Total assets (sum of items 1 through 11...............540,788
_______________
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   [1] Includes cash items in process of collection and unposted debits.
   [2] Includes time certificates of deposit not held in trading accounts.
       SCHEDULE RC-CONTINUED

                       Dollar Amounts in Thousands
_________________________________________________________________
Liabilities

13.  Deposits:
     a. In domestic offices (sum of totals of columns
        A and C from Schedule RC-E)........................379,774
        (1) Noninterest-bearing [1]........................379,774
        (2) Interest-bearing...............................
     b. In foreign offices, Edge and Agreement
        subsidiaries, and IBFs.............................
        (1) Noninterest-bearing............................
        (2) Interest-bearing...............................
14.     Federal funds purchased and securities
        sold under agreements to repurchase:
     a. Federal funds purchased............................
     b. Securities sold under agreements to repurchase.....
15.  Demand notes issued to the U.S. Treasury..............
16.  Other borrowed money..................................
17.  Mortgage indebtedness and obligations
     under capitalized leases..............................
18.  Bank's liability on acceptances executed
     and outstanding.......................................
19.  Notes and debentures subordinated to deposits.........
20.  Other liabilities (from Schedule RC-G)................ 36,611
21.  Total liabilities (sum of items 13 through 20)........416,385
22.  Limited-life preferred stock..........................
EQUITY CAPITAL
23.  Perpetual preferred stock.............................
24.  Common Stock..........................................500
25.  Surplus...............................................134,223
26(a)Undivided profits and capital reserves................(10,334)
26(b)Net unrealized holding gains (losses) on available for sale securities............................................14
27.  Cumulative foreign currency translation adjustments...
28.  Total equity capital (sum of items 23 through 27).....124,403
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21,22 and 28)........540,788
_______________
1] Includes total demand deposits and noninterest-bearing time and savings deposits.